SCHEDULE OF RECONCILIATION OF CASH AND RESTRICTED CASH (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Cash and Cash Equivalents [Abstract]
Cash	$ 76,370	¥ 526,740		¥ 656,179
Restricted cash	76	525		698
Total cash and restricted cash shown in the consolidated statements of cash flows	$ 76,446	¥ 527,265	$ 95,238	¥ 656,877	¥ 301,002	¥ 166,401